UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

MAUI LAND & PINEAPPLE COMPANY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-06510	99-0107542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
200 Village Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective January 1, 2024, the board of directors (the “Board”) of Maui Land and Pineapple Company, Inc. (the “Company”) approved an increase to the size of the Board from five to seven directors, resulting in two vacancies on the Board. To fill the two vacancies, the Board appointed A. Catherine Ngo and Ken Ota to the Board, effective January 1, 2024, to serve until the Company’s next annual meeting of the stockholders, until a successor is elected and qualified, or until such earlier death, resignation or removal. The Board has determined that Ms. Ngo and Mr. Ota are independent directors pursuant to the NYSE standards for independence. Neither Ms. Ngo or Mr. Ota have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Ngo or Mr. Ota and any other persons pursuant to which either were selected as a director, and there are no transactions in which either have an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Ms. Ngo’s and Mr. Ota’s appointment to the Board, each will receive total compensation of $100,000.00 comprised of a cash retainer and shares of Company stock. . The cash retainer and vesting of stock will be issued in quarterly installments at the end of each calendar quarter with the first issuance beginning March 31, 2024.

Effective January 1, 2024, the Board also confirmed the committees of the Board will be comprised as set forth below:

Nominating and Governance Committee:	● Anthony P. Takitani, Chairperson ● Ken Ota ● Glyn F. Aeppel ● John Sabin
Audit Committee:	● Glyn F. Aeppel, Chairperson ● Anthony P. Takitani ● Ken Ota ● A. Catherine Ngo
Compensation Committee:	● John Sabin, Chairperson ● R. Scot Sellers ● Stephen M. Case

On January 3, 2024, the Company issued a press release announcing the appointment of Ms. Ngo and Mr. Ota to the Board, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Description
99.1	Maui Land & Pineapple Company, Inc. Press Release dated January 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: January 3, 2024	By:	/s/ WADE K. KODAMA
Wade K. Kodama
Chief Financial Officer